UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2020

Equitable Financial Life Insurance Company

(Exact name of registrant as specified in its charter)

New York	000-20501	13-5570651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1290 Avenue of the Americas, New York, New York		10104
(Address of principal executive offices)		(Zip Code)

(212) 554-1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On October 27, 2020, Equitable Holdings, Inc., a Delaware corporation (“EQH”) and the parent of Equitable Financial Life Insurance Company, a New York-domiciled life insurance company (the “Company”), issued a press release announcing entry by EQH into a Master Transaction Agreement with Venerable Insurance and Annuity Company, an insurance company domiciled in Iowa (“VIAC”), and, solely with respect to Article XIV thereof, Venerable Holdings, Inc., a Delaware corporation, pursuant to which, among other things, VIAC will acquire all of the shares of the capital stock of Corporate Solutions Life Reinsurance Company, an insurance company domiciled in Delaware and wholly owned subsidiary of EQH (“CSLRC”), and, immediately following such sale, the Company will enter into a coinsurance and modified coinsurance agreement, pursuant to which the Company will cede to CSLRC, on a combined coinsurance and modified coinsurance basis, legacy variable annuity policies sold by the Company between 2006-2008 supported by general account assets of approximately $12 billion (the “Block”), comprised of non-New York “Accumulator” policies containing fixed rate Guaranteed Minimum Income Benefit and/or Guaranteed Minimum Death Benefit guarantees. The Company will reinsure the separate accounts relating to the Block on a modified coinsurance basis. The Company will also acquire a surplus note in aggregate principal amount of $50 million issued by VIAC in the transaction.

Additional details about this transaction can be found in such press release issued by EQH on October 27, 2020 and furnished as Exhibit 99.1 to this Form 8-K. EQH will also host a conference call at 10 a.m. ET on Wednesday, October 28, 2020 to discuss the transaction. The conference call webcast, along with a presentation with additional information on the transaction, will be accessible on EQH’s Investor Relations website at ir.equitableholdings.com.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of Equitable Holdings, Inc., dated October 27, 2020 (furnished and not filed)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Date: October 27, 2020	By:	/s/ Dave S. Hattem
	Name:	Dave S. Hattem
	Title:	Senior Executive Director, General Counsel and Secretary